AMENDMENT NO. 18
TO
FIRST AMENDED AND RESTATED
MASTER DISTRIBUTION AGREEMENT
          This amendment dated as of January 7, 2011, amends The First Amended and Restated Master Distribution Agreement (the “Agreement”), dated as of July 16, 2001, by and between AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust and Invesco Distributors, Inc., a Delaware corporation, is hereby amended to reflect the addition of the following portfolio: Invesco V.I. Balanced-Risk Allocation Fund;
     Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:
“APPENDIX A
TO
FIRST AMENDED AND RESTATED
MASTER DISTRIBUTION AGREEMENT
OF
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

SERIES I SHARES	SERIES II SHARES
Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Basic Balanced Fund	Invesco V.I. Basic Balanced Fund
Invesco V.I. Basic Value Fund	Invesco V.I. Basic Value Fund
Invesco V.I. Capital Appreciation Fund	Invesco V.I. Capital Appreciation Fund
Invesco V.I. Capital Development Fund	Invesco V.I. Capital Development Fund
Invesco V.I. Core Equity Fund	Invesco V.I. Core Equity Fund
Invesco V.I. Diversified Income Fund	Invesco V.I. Diversified Income Fund
Invesco V.I. Dynamics Fund	Invesco V.I. Dynamics Fund
Invesco V.I. Financial Services Fund	Invesco V.I. Financial Services Fund
Invesco V.I. Global Health Care Fund	Invesco V.I. Global Health Care Fund
Invesco V.I. Global Multi-Asset Fund	Invesco V.I. Global Multi-Asset Fund
Invesco V.I. Global Real Estate Fund	Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Securities Fund	Invesco V.I. Government Securities Fund
Invesco V.I. High Yield Fund	Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund	Invesco V.I. International Growth Fund
Invesco V.I. Large Cap Growth Fund	Invesco V.I. Large Cap Growth Fund
Invesco V.I. Leisure Fund	Invesco V.I. Leisure Fund
Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Money Market Fund	Invesco V.I. Money Market Fund
Invesco V.I. Small Cap Equity Fund	Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund	Invesco V.I. Technology Fund
Invesco V.I. Utilities Fund	Invesco V.I. Utilities Fund
Invesco V.I. Dividend Growth Fund	Invesco V.I. Dividend Growth Fund
Invesco V.I. Global Dividend Growth Fund	Invesco V.I. Global Dividend Growth Fund
Invesco V.I. High Yield Securities Fund	Invesco V.I. High Yield Securities Fund
Invesco V.I. Income Builder Fund	Invesco V.I. Income Builder Fund
Invesco V.I. S&P 500 Index Fund	Invesco V.I. S&P 500 Index Fund
Invesco V.I. Select Dimensions Balanced Fund	Invesco V.I. Select Dimensions Balanced Fund
Invesco V.I. Select Dimensions Dividend Growth Fund	Invesco V.I. Select Dimensions Dividend Growth Fund
Invesco V.I. Select Dimensions Equally- Weighted	Invesco V.I. Select Dimensions Equally- Weighted

SERIES I SHARES	SERIES II SHARES
S&P 500 Fund	S&P 500 Fund
Invesco Van Kampen V.I. Capital Growth Fund	Invesco Van Kampen V.I. Capital Growth Fund
Invesco Van Kampen V.I. Comstock Fund	Invesco Van Kampen V.I. Comstock Fund
Invesco Van Kampen V.I. Equity and Income Fund	Invesco Van Kampen V.I. Equity and Income Fund
Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund	Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund
Invesco Van Kampen V.I. Global Value Equity Fund	Invesco Van Kampen V.I. Global Value Equity Fund
Invesco Van Kampen V.I. Government Fund	Invesco Van Kampen V.I. Government Fund
Invesco Van Kampen V.I. Growth and Income Fund	Invesco Van Kampen V.I. Growth and Income Fund
Invesco Van Kampen V.I. High Yield Fund	Invesco Van Kampen V.I. High Yield Fund
Invesco Van Kampen V.I. International Growth Equity Fund	Invesco Van Kampen V.I. International Growth Equity Fund
Invesco Van Kampen V.I. Mid Cap Growth Fund	Invesco Van Kampen V.I. Mid Cap Growth Fund
Invesco Van Kampen V.I. Mid Cap Value Fund	Invesco Van Kampen V.I. Mid Cap Value Fund
Invesco Van Kampen V.I. Value Fund	Invesco Van Kampen V.I. Value Fund”
     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE FUNDS)

Attest:	/s/ Peter Davidson	By:	/s/ John M. Zerr
	Assistant Secretary		John M. Zerr
Senior Vice President

INVESCO DISTRIBUTORS, INC.

Attest:	/s/ Peter Davidson	By:	/s/ John S. Cooper

	Assistant Secretary		John S. Cooper
President

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